                     MASTER FEE CAP/FEE WAIVER AGREEMENT

                            AMENDED AND RESTATED

This Agreement, dated Oct.1, 2005, as amended September 1, 2006, is between RiverSource Investments, LLC. (RiverSource Investments), in its capacity as investment manager, Ameriprise Financial, Inc. (Ameriprise Financial), in its capacity as administrator, RiverSource Service Corporation, in its capacity as transfer agent, and Ameriprise Financial Services, Inc. (Ameriprise Financial Services), in its capacity as distributor (RiverSource Investments, Ameriprise Financial, RiverSource Service Corporation and Ameriprise Financial Services) are collectively referred to as the "Service Providers"), and each of the RiverSource(SM) Funds on behalf of its underlying series funds, listed in Schedule A (the term "Fund" is used to refer to either the registrant or the underlying fund as the context requires). Under this Agreement, the Service Providers agree to cap expenses (fee caps), before giving effect to any performance incentive adjustment and the Fund agrees to such fee caps, as described below and in Schedule B:

    1. APPLICABLE AGREEMENTS. To the extent that the Fund's total expenses exceed the fee cap expense ratios set out in Schedule B, the Service Providers agree to waive fees and reimburse certain expenses under one or more of the following agreements, as applicable:

        o Investment Management Services Agreement between the Fund and RiverSource Investments.
        o Administrative Services Agreement between the Fund and Ameriprise Financial.
        o Transfer Agency Agreement between the Fund and RiverSource Service Corporation.
        o Plan and Agreement of Distribution between the Fund and Ameriprise Financial Services.

         The above-mentioned agreements may be amended from time to time.

    2. FEE CAPS/FEE WAIVERS. The Service Providers will determine the allocation of fee waivers and expense reimbursements among the applicable agreements.

    3. TERMINATION. With respect to any Fund, this Agreement will terminate on the date listed in Schedule B unless modified by written agreement of the Fund and the Service Providers or terminated earlier at the sole discretion of the Fund's Board of Directors.

Master Agreement - Fee Waivers       2

                                 SCHEDULE A
                                 ----------

LIST OF FUNDS:
--------------

RIVERSOURCE BOND SERIES, INC.
         RiverSource Core Bond Fund
         RiverSource Floating Rate Fund
         RiverSource Income Opportunities Fund
         RiverSource Inflation Protected Securities Fund RiverSource Limited Duration Bond Fund
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
         RiverSource California Tax-Exempt Fund
RIVERSOURCE DIMENSIONS SERIES, INC.
         RiverSource Disciplined Small and Mid Cap Equity Fund RiverSource Disciplined Small Cap Value Fund
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
         RiverSource Diversified Bond Fund
RIVERSOURCE GLOBAL SERIES, INC.
         RiverSource Absolute Return Currency and Income Fund RiverSource Emerging Markets Fund
         RiverSource Emerging Markets Bond Fund
         RiverSource Global Bond Fund
         RiverSource Global Technology Fund
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
         RiverSource Short Duration U.S. Government Fund RiverSource U.S. Government Mortgage Fund
RIVERSOURCE INCOME SERIES, INC.
         RiverSource Income Builder - Basic Income Fund RiverSource Income Builder - Moderate Income Fund RiverSource Income Builder - Enhanced Income Fund
RIVERSOURCE INTERNATIONAL SERIES, INC.
         RiverSource Disciplined International Equity Fund RiverSource European Equity Fund
         RiverSource International Opportunity Fund
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
         RiverSource International Aggressive Growth Fund RiverSource International Equity Fund
         RiverSource International Select Value Fund
         RiverSource International Small Cap Fund
RIVERSOURCE INVESTMENT SERIES, INC.
         RiverSource Mid Cap Value Fund
RIVERSOURCE LARGE CAP SERIES, INC.
         RiverSource Large Cap Value Fund
         RiverSource Disciplined Equity Fund
RIVERSOURCE MANAGERS SERIES, INC.

Master Agreement - Fee Waivers       3

         RiverSource Aggressive Growth Fund
         RiverSource Fundamental Growth Fund
         RiverSource Fundamental Value Fund
         RiverSource Select Value Fund
         RiverSource Small Cap Equity Fund
         RiverSource Small Cap Value Fund
         RiverSource Value Fund
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
         RiverSource Portfolio Builder - Conservative Fund
         RiverSource Portfolio Builder - Moderate Conservative Fund RiverSource Portfolio Builder - Moderate Fund
         RiverSource Portfolio Builder - Moderate Aggressive Fund
         RiverSource Portfolio Builder - Aggressive Fund
         RiverSource Portfolio Builder - Total Equity Fund
         RiverSource S&P 500 Index Fund
         RiverSource Small Company Index Fund
RIVERSOURCE MONEY MARKET SERIES, INC.
         RiverSource Cash Management Fund
RIVERSOURCE RETIREMENT SERIES TRUST
         RiverSource Retirement Plus 2010 Fund
         RiverSource Retirement Plus 2015 Fund
         RiverSource Retirement Plus 2020 Fund
         RiverSource Retirement Plus 2025 Fund
         RiverSource Retirement Plus 2030 Fund
         RiverSource Retirement Plus 2035 Fund
         RiverSource Retirement Plus 2040 Fund
         RiverSource Retirement Plus 2045 Fund
RIVERSOURCE SECTOR SERIES, INC.
         RiverSource Real Estate Fund
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
         RiverSource Massachusetts Tax-Exempt Fund
         RiverSource Michigan Tax-Exempt Fund
         RiverSource Minnesota Tax-Exempt Fund
         RiverSource New York Tax-Exempt Fund
         RiverSource Ohio Tax-Exempt Fund
RIVERSOURCE STRATEGY SERIES, INC.
         RiverSource Small Cap Advantage Fund
         RiverSource Small Cap Growth Fund
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
         RiverSource Tax-Exempt High Income Fund
RIVERSOURCE TAX-EXEMPT SERIES, INC.
         RiverSource Intermediate Tax-Exempt Fund
         RiverSource Tax-Exempt Bond Fund
RIVERSOURCE VARIABLE PORTFOLIO INCOME SERIES, INC.
         RiverSource VP Core Bond Fund
         RiverSource VP Global Inflation Protected Securities Fund

Master Agreement - Fee Waivers       4

         RiverSource VP Income Opportunities Fund
RIVERSOURCE VARIABLE PORTFOLIO INVESTMENT SERIES, INC.
         RiverSource VP Large Cap Value Fund
         RiverSource VP Mid Cap Growth Fund
         RiverSource VP Mid Cap Value Fund
         RiverSource VP S&P 500 Index Fund
RIVERSOURCE VARIABLE PORTFOLIO MANAGERS SERIES, INC.
         RiverSource VP Fundamental Value Fund
         RiverSource VP Select Value Fund
         RiverSource VP Small Cap Value Fund
RIVERSOURCE VARIABLE PORTFOLIO SELECT SERIES, INC.
         RiverSource VP Core Equity Fund

Master Agreement - Fee Waivers       5


                                                        SCHEDULE B

----------------------------------------------------------------------------------------------------------------------------
                                                                                            EFFECTIVE    TERMINATION
FYE/FUND                 CLASS A    CLASS B  CLASS C   CLASS D  CLASS E   CLASS I  CLASS Y  DATE          DATE
----------------------------------------------------------------------------------------------------------------------------
JANUARY 31
----------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio    0.51%      1.29%    1.29%     N/A      N/A       N/A      0.34%    02/01/06      01/31/07
Builder Funds
----------------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500      N/A        N/A      N/A       0.59%    0.34%     N/A      N/A      10/01/05      01/31/07
Index
----------------------------------------------------------------------------------------------------------------------------
RiverSource Small        0.81%      1.58%    N/A       N/A      N/A       N/A      0.64%    02/01/06      01/31/07
Company Index
----------------------------------------------------------------------------------------------------------------------------
MARCH 31
----------------------------------------------------------------------------------------------------------------------------
RiverSource Small Cap    1.29%      2.06%    2.06%     N/A      N/A       0.94%    1.12%    04/01/06      03/31/07
Advantage
----------------------------------------------------------------------------------------------------------------------------
RiverSource Small Cap    1.61%      2.38%    2.38%     N/A      N/A       1.26%    1.44%    04/01/06      03/31/07
Growth
----------------------------------------------------------------------------------------------------------------------------
APRIL 30
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement   0.49%      N/A      N/A       N/A      N/A       N/A      0.22%    05/11/06      04/30/07
Plus 2010  Fund
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement   0.49%      N/A      N/A       N/A      N/A       N/A      0.22%    05/11/06      04/30/07
Plus 2015 Fund
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement   0.49%      N/A      N/A       N/A      N/A       N/A      0.22%    05/11/06      04/30/07
Plus 2020 Fund
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement   0.49%      N/A      N/A       N/A      N/A       N/A      0.22%    05/11/06      04/30/07
Plus 2025 Fund
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement   0.49%      N/A      N/A       N/A      N/A       N/A      0.22%    05/11/06      04/30/07
Plus 2030 Fund
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement   0.49%      N/A      N/A       N/A      N/A       N/A      0.22%    05/11/06      04/30/07
Plus 2035 Fund
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement   0.49%      N/A      N/A       N/A      N/A       N/A      0.22%    05/11/06      04/30/07
Plus 2040 Fund
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement   0.49%      N/A      N/A       N/A      N/A       N/A      0.22%    04/17/06      04/30/07
Plus
----------------------------------------------------------------------------------------------------------------------------

Master Agreement - Fee Waivers       6

----------------------------------------------------------------------------------------------------------------------------
                                                                                            EFFECTIVE    TERMINATION
FYE/FUND                 CLASS A    CLASS B  CLASS C   CLASS D  CLASS E   CLASS I  CLASS Y  DATE          DATE
----------------------------------------------------------------------------------------------------------------------------
2045 Fund*
----------------------------------------------------------------------------------------------------------------------------
MAY 31
----------------------------------------------------------------------------------------------------------------------------
RiverSource Aggressive   1.36%      2.13%    2.12%     N/A      N/A       1.01%    1.19%    06/01/06      05/31/07
Growth
----------------------------------------------------------------------------------------------------------------------------
RiverSource Fundamental  1.55%      2.32%    2.32%     N/A      N/A       1.20%    1.38%    06/01/06      05/31/07
Growth
----------------------------------------------------------------------------------------------------------------------------
RiverSource Fundamental  1.18%      1.95%    1.95%     N/A      N/A       0.83%    1.01%    06/01/06      05/31/07
Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource Income
Builder Funds            0.45%      1.21%    1.21%     N/A      N/A       N/A      0.29%    06/01/06      05/31/07
----------------------------------------------------------------------------------------------------------------------------
RiverSource Select Value 1.27%      2.04%    2.04%     N/A      N/A       0.92%    1.10%    06/01/06      05/31/07
----------------------------------------------------------------------------------------------------------------------------
RiverSource Small Cap    1.40%      2.17%    2.17%     N/A      N/A       1.05%    1.23%    06/01/06      05/31/07
Equity
----------------------------------------------------------------------------------------------------------------------------
RiverSource Small Cap    1.41%      2.18%    2.18%     N/A      N/A       1.06%    1.24%    06/01/06      05/31/07
Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource Short        0.89%      1.64%    1.64%     N/A      N/A       0.54%    0.72%    06/01/06      05/31/07
Duration U.S. Government
----------------------------------------------------------------------------------------------------------------------------
RiverSource U.S.         0.89%      1.64%    1.64%     N/A      N/A       0.54%    0.71%    06/01/06      05/31/07
Government Mortgage
----------------------------------------------------------------------------------------------------------------------------
RiverSource Value        1.23%      2.00%    2.00%     N/A      N/A       0.88%    1.06%    06/01/06      05/31/07
----------------------------------------------------------------------------------------------------------------------------
JUNE 30
----------------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate  1.49%      2.27%    2.27%     N/A      N/A       1.14%    1.34%    07/01/06      06/30/07
----------------------------------------------------------------------------------------------------------------------------
JULY 31
----------------------------------------------------------------------------------------------------------------------------
RiverSource Cash         0.73%      1.38%    1.39%     N/A      N/A       0.53%    0.60%    08/01/06      07/31/07
Management
----------------------------------------------------------------------------------------------------------------------------
RiverSource Core Bond    0.89%      1.65%    1.66%     N/A      N/A       0.54%    0.73%    08/01/06      07/31/07
----------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined  1.00%      1.78%    1.77%     N/A      N/A       0.64%    0.84%    08/01/06      07/31/07
Equity
----------------------------------------------------------------------------------------------------------------------------
RiverSource              1.48%      2.25%    2.25%     N/A      N/A       1.13%    1.31%    08/01/06      07/31/07
Disciplined
Small Cap Value
----------------------------------------------------------------------------------------------------------------------------

Master Agreement - Fee Waivers       7

----------------------------------------------------------------------------------------------------------------------------
                                                                                            EFFECTIVE    TERMINATION
FYE/FUND                 CLASS A    CLASS B  CLASS C   CLASS D  CLASS E   CLASS I  CLASS Y  DATE          DATE
----------------------------------------------------------------------------------------------------------------------------
RiverSource              1.36%      2.13%    2.13%     N/A      N/A       1.01%    1.19%    08/01/06      07/31/07
Disciplined Small and
Mid Cap Equity
----------------------------------------------------------------------------------------------------------------------------
RiverSource Floating     1.06%      1.82%    1.82%     N/A      N/A       0.71%    0.90%    08/01/06      07/31/07
Rate
----------------------------------------------------------------------------------------------------------------------------
RiverSource Income       1.14%      1.90%    1.90%     N/A      N/A       0.79%    0.98%    08/01/06      07/31/07
Opportunities
----------------------------------------------------------------------------------------------------------------------------
RiverSource Inflation    0.84%      1.62%    1.62%     N/A      N/A       0.49%    0.69%    08/01/06      07/31/07
Protected Securities
----------------------------------------------------------------------------------------------------------------------------
RiverSource Large Cap    1.29%      2.05%    2.06%     N/A      N/A       0.94%    1.12%    08/01/06      07/31/07
Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource Limited      0.89%      1.65%    1.66%     N/A      N/A       0.54%    0.73%    08/01/06      07/31/07
Duration Bond
----------------------------------------------------------------------------------------------------------------------------
AUGUST 31
----------------------------------------------------------------------------------------------------------------------------
RiverSource California   0.79%      1.55%    1.55%     N/A      N/A       N/A      0.64%    07/01/06      08/31/07
TE
----------------------------------------------------------------------------------------------------------------------------
RiverSource Diversified  0.89%      1.65%    1.66%     N/A      N/A       0.54%    0.73%    07/01/06      08/31/07
Bond
----------------------------------------------------------------------------------------------------------------------------
RiverSource              0.79%      1.55%    1.55%     N/A      N/A       N/A      0.64%    07/01/06      08/31/07
Massachusetts TE
----------------------------------------------------------------------------------------------------------------------------
RiverSource Michigan TE  0.79%      1.55%    1.55%     N/A      N/A       N/A      0.64%    07/01/06      08/31/07
----------------------------------------------------------------------------------------------------------------------------
RiverSource Minnesota TE 0.79%      1.55%    1.55%     N/A      N/A       N/A      0.64%    07/01/06      08/31/07
----------------------------------------------------------------------------------------------------------------------------
RiverSource New York TE  0.79%      1.55%    1.55%     N/A      N/A       N/A      0.64%    07/01/06      08/31/07
----------------------------------------------------------------------------------------------------------------------------
RiverSource Ohio TE      0.79%      1.55%    1.55%     N/A      N/A       N/A      0.64%    07/01/06      08/31/07
----------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE VP FUNDS
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Core      0.83%      N/A      N/A       N/A      N/A       N/A      N/A      09/01/06      12/31/06
Bond
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP           1.07%      N/A      N/A       N/A      N/A       N/A      N/A      09/01/06      12/31/06
Fundamental Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Global    0.72%      N/A      N/A       N/A      N/A       N/A      N/A      09/01/06      12/31/06
Inflation Protected
----------------------------------------------------------------------------------------------------------------------------

Master Agreement - Fee Waivers       8

----------------------------------------------------------------------------------------------------------------------------
                                                                                            EFFECTIVE    TERMINATION
FYE/FUND                 CLASS A    CLASS B  CLASS C   CLASS D  CLASS E   CLASS I  CLASS Y  DATE          DATE
----------------------------------------------------------------------------------------------------------------------------
Securities
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Income    0.99%      N/A      N/A       N/A      N/A       N/A      N/A      09/01/06      12/31/06
Opportunities
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Large     1.05%      N/A      N/A       N/A      N/A       N/A      N/A      09/01/06      12/31/06
Cap Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Mid Cap   1.00%      N/A      N/A       N/A      N/A       N/A      N/A      09/01/06      12/31/06
Growth
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Mid Cap   1.08%      N/A      N/A       N/A      N/A       N/A      N/A      09/01/06      12/31/06
Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP S&P 500  0.495%      N/A      N/A       N/A      N/A       N/A      N/A      09/01/06      12/31/06
Index
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Select    1.15%      N/A      N/A       N/A      N/A       N/A      N/A      09/01/06      12/31/06
Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Small     1.21%      N/A      N/A       N/A      N/A       N/A      N/A      09/01/06      12/31/06
Cap Value
----------------------------------------------------------------------------------------------------------------------------
SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap      1.28%      2.05%    2.05%     N/A      N/A       0.93%    1.11%    10/01/06      09/30/07
Value
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------
RiverSource Absolute     1.47%      2.23%    2.23%     N/A      N/A       1.12%    1.31%    11/01/06      10/31/07
Return Currency and
Income*
----------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined  1.50%      2.27%    2.27%     N/A      N/A       1.15%    1.33%    11/01/06      10/31/07
International Equity
----------------------------------------------------------------------------------------------------------------------------
RiverSource Emerging     1.99%      2.75%    2.75%     N/A      N/A       1.47%    1.82%    10/01/05      10/31/06
Markets
----------------------------------------------------------------------------------------------------------------------------
RiverSource Emerging     1.45%      2.21%    2.21%     N/A      N/A       1.10%    1.29%    11/01/06      10/31/07
Markets Bond
----------------------------------------------------------------------------------------------------------------------------
RiverSource European     1.56%      2.33%    2.33%     N/A      N/A       1.21%    1.39%    11/01/06      10/31/07
Equity
----------------------------------------------------------------------------------------------------------------------------
RiverSource Global Bond  1.25%      2.02%    2.02%     N/A      N/A       0.90%    1.08%    11/01/06      10/31/07
----------------------------------------------------------------------------------------------------------------------------
RiverSource Global       1.82%      2.59%    2.59%     N/A      N/A       1.13%    1.63%    10/01/05      10/31/06
Technology
----------------------------------------------------------------------------------------------------------------------------
RiverSource              1.72%      2.49%    2.49%     N/A      N/A       1.37%    1.55%    11/01/06      10/31/07
International
----------------------------------------------------------------------------------------------------------------------------

Master Agreement - Fee Waivers       9

----------------------------------------------------------------------------------------------------------------------------
                                                                                            EFFECTIVE    TERMINATION
FYE/FUND                 CLASS A    CLASS B  CLASS C   CLASS D  CLASS E   CLASS I  CLASS Y  DATE          DATE
----------------------------------------------------------------------------------------------------------------------------
Aggressive Growth
----------------------------------------------------------------------------------------------------------------------------
RiverSource              1.65%      2.43%    2.43%     N/A      N/A       1.30%    1.48%    10/01/05      10/31/06
International Equity
----------------------------------------------------------------------------------------------------------------------------
RiverSource              1.60%      2.37%    2.37%     N/A      N/A       1.25%    1.43%    11/01/06      10/31/07
International Equity
----------------------------------------------------------------------------------------------------------------------------
RiverSource              1.55%      2.31%    2.31%     N/A      N/A       1.07%    1.38%    10/01/05      10/31/06
International
Opportunity
----------------------------------------------------------------------------------------------------------------------------
RiverSource              1.50%      2.27%    2.27%     N/A      N/A       1.15%    1.33%    11/01/06      10/31/07
International
Opportunity
----------------------------------------------------------------------------------------------------------------------------
RiverSource              1.42%      2.19%    2.19%     N/A      N/A       1.07%    1.25%    11/01/06      10/31/07
International Select
Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource              1.92%      2.69%    2.70%     N/A      N/A       1.57%    1.75%    10/01/05      10/31/06
International Small Cap
----------------------------------------------------------------------------------------------------------------------------
RiverSource              1.84%      2.61%    2.61%     N/A      N/A       1.49%    1.67%    11/01/06      10/31/07
International Small Cap
----------------------------------------------------------------------------------------------------------------------------
NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------------
RiverSource              0.79%      1.55%    1.55%     N/A      N/A       N/A      0.64%    10/01/05      11/30/06
Intermediate TE
----------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt   0.79%      1.55%    1.55%     N/A      N/A       N/A      0.64%    10/01/05      11/30/06
Bond
----------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt   0.79%      1.55%    1.55%     N/A      N/A       N/A      0.64%    10/01/05      11/30/06
High Income
----------------------------------------------------------------------------------------------------------------------------
DECEMBER 31
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Core      0.40%      N/A      N/A       N/A      N/A       N/A      N/A      N/A**         N/A**
Equity**
----------------------------------------------------------------------------------------------------------------------------

         *THESE FUNDS RECEIVED THE SEED MONEY ON 4/17/06 AND 06/08/06, RESPECTIVELY, AND THE FEE/CAP WENT INTO EFFECT ON THE SAME DATE.

         **RIVERSOURCE VP CORE EQUITY HAS AN ALL IN FEE/CAP OF 0.40% THAT DOES NOT EXPIRE.

Master Agreement - Fee Waivers       10

RIVERSOURCE BOND SERIES, INC.
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
RIVERSOURCE DIMENSIONS SERIES, INC.
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
RIVERSOURCE GLOBAL SERIES, INC.
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
RIVERSOURCE INCOME SERIES, INC.
RIVERSOURCE INTERNATIONAL SERIES, INC.
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
RIVERSOURCE INVESTMENT SERIES, INC.
RIVERSOURCE LARGE CAP SERIES, INC.
RIVERSOURCE MANAGERS SERIES, INC.
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
RIVERSOURCE MONEY MARKET SERIES, INC.
RIVERSOURCE RETIREMENT SERIES TRUST
RIVERSOURCE SECTOR SERIES, INC.
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
RIVERSOURCE STRATEGY SERIES, INC.
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
RIVERSOURCE TAX-EXEMPT SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO INCOME SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO INVESTMENT SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO MANAGERS SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO SELECT SERIES, INC.

         By: /s/  Leslie L. Ogg
             ------------------
                  Leslie L. Ogg
                  Vice President

     AMERIPRISE FINANCIAL, INC.

         By: /s/  William F. Truscott
             ------------------------
                  William F. Truscott
                  President - U.S. Asset Management and Chief Investment Officer

     AMERIPRISE FINANCIAL SERVICES, INC.

         By: /s/  William F. Truscott
             ------------------------
                  William F. Truscott
                  Senior Vice President and Chief Investment Officer

     RIVERSOURCE INVESTMENTS, LLC.

         By: /s/  William F. Truscott
             ------------------------
                  William F. Truscott
                  President and Chief Investment Officer

Master Agreement - Fee Waivers       11



     RIVERSOURCE SERVICE CORPORATION

         By: /s/  Lyn Kephart-Strong
             -----------------------
                  Lyn Kephart-Strong
                  Vice President - Transfer Agent Services